ELOC	12 Months Ended
Mar. 31, 2025
ELOC [Abstract]
ELOC

12. ELOC

On August 28, 2024, the Company entered into a $25 million equity line of credit (ELOC) agreement with White Lion Capital, LLC, which was declared effective by the U.S. Securities and Exchange Commission (SEC). This agreement allows the Company to sell up to $25 million in shares over a 24-month period, subject to specific conditions outlined in the Purchase Agreement.

As part of the consideration for entering into the ELOC, the Company issued 3,392 common shares to White Lion at a fair value of $187,500 as a commitment fee. These shares were accounted for as share issuance costs in the Consolidated Statement of Changes in Shareholders’ Equity/(Deficit).

During the year ended March 31, 2025, the Company issued 218,900 common shares for total consideration of $6,692,495. The Company incurred $282,100 in cash settled share issuance costs.